Acquisitions and disposals	12 Months Ended
Jun. 30, 2022
4. Acquisitions and disposals

4. Acquisitions and disposals

A) Sale of Catalinas Tower building

On November 2, 2021, three medium-height floors of the tower "261 Della Paolera" located in the Catalinas District of the Autonomous City of Buenos Aires were sold for a total area of approximately 3,582 square meters and 36 parking spaces located in the building. The transaction price was approximately USD 32 million.

On December 15, 2021, a medium-height floor and 12 parking spaces were sold. The total of the operation was USD 9.2 million.

On March 9, 2022, three medium-height floors of the tower were sold for a total leasable area of approximately 3,550 square meters, 30 parking spaces located in the building and other complementary units. The transaction price was approximately USD 31.6 million.

On March 29, 2022, two floors of the tower were sold for a total leasable area of approximately 2,370 square meters and 24 parking spaces located in the building. The transaction price was approximately USD 20.4 million.

B) Investment in Condor Hospitality Trust

 On September 22, 2021, Condor Hospitality Trust S.A. (“Condor”) has signed a sale agreement for its portfolio of 15 hotels in the United States with B9 Cowboy Mezz A LLC, an affiliate of Blackstone Real Estate Partners. Said sale was approved by the Condor Shareholders' Meeting held on November 12, 2021 and was completed on the 19th of the same month for an amount of USD 305 million. Within this framework, Condor announced a Liquidation and Dissolution Plan, with the intention of distributing certain net income from the sale of the hotel portfolio to the shareholders in one or more installments, which was approved by the Condor Shareholders' Meeting held on December 1, 2021.

 On December 10, 2021, in accordance with the aforementioned Plan, Condor's Board of Directors approved the distribution of a special dividend of USD 7.94 per share, which payment was made on December 30, 2021, corresponding to IRSA an approximate amount of USD 25.3 million for its direct and indirect holding of 3,191,213 common shares that, as of the date of issuance of the financial statements, have already been fully collected. As of December 31, 2021, Condor shares were delisted from the NYSE. On August 26, 2022, the company issued a statement informing that it had concluded the liquidation process, paying a final liquidation dividend of approximately USD 0.127 per common share, corresponding to IRSA approximately USD 0.41 million.

C) Merger by absorption of IRSA and IRSA Propiedades Comerciales

On September 30, 2021, IRSA & IRSA Propiedades Comerciales (former subsidiary) Boards of Directors approved the prior merger agreement between both companies and the corresponding special financial statements as of June 30, 2021, initiating the corporate reorganization process under the terms of art. 82 et seq. of the General Law of Companies. The merger process has particular characteristics given that they are two companies included in the public offering regime, reason why, not only apply the current provisions of the General Law of Companies but also the procedures established regarding reorganization of companies of the Regulations of the “Comisión Nacional de Valores” (National Securities Commission) and the markets, both national and foreign, where their shares are listed.

The Merger was carried out in order to streamline the technical, administrative, operational and economic resources of both Companies, standing out among others: (a) the operation and maintenance of a single transactional information system and centralization of the entire accounting registration process; (b) presentation of a single financial statement to the different control agencies with the consequent cost savings in accounting and advisory fees, tariffs and other related expenses; (c) simplification of the accounting information reporting and consolidation process, as a consequence of the reduction that the merger would imply for the corporate structure as a whole; (d) removal of the IRSA CP public offering listing on BYMA and NASDAQ with the associated costs that this represents; (e) cost reduction for legal fees and tax filings; (f) increase in the percentage of the capital stock that is listed in the different markets, increasing the liquidity of the listed shares; (g) tax efficiencies and (h) preventively avoid the potential overlap of activities between the Companies.

In accordance with the commitments assumed in the Prior Merger Commitment, having obtained the administrative consent of the United States Securities and Exchange Commission, an entity to which they are subject because both companies list their shares in markets that operate in said jurisdiction, The shareholders' meetings of both companies were called.

On December 22, 2021, the Shareholders' Meetings of IRSA and IRSA CP were held, approving the merger by absorption, whose effective date was established on July 1, 2021. As of that date, the transfer to the absorbent of the totality of the equity of the absorbed company, thereby incorporating all its rights and obligations, assets and liabilities into the equity of the absorbing company.

Likewise, and within the framework of the reorganization process, the Board of Directors has approved the exchange ratio, which has been established at 1.40 IRSA shares for each IRSA CP share, which is equivalent to 0.56 IRSA GDS for each ADS of IRSA CP. Within this framework, it was decided to increase the share capital by issuing 152,158,215 new shares in IRSA.

As of June 30, 2022, the merger is registered and approved in the corresponding control agencies, the exchange of IRSA CP shares for IRSA shares was carried out, and the listing of IRSA CP shares was cancelled.

D) Acquisition of Beruti real estate

On February 18, 2022, the Company purchased by public auction from the Government of the Autonomous City of Buenos Aires (hereinafter "GCABA") a property located in Beruti, corner of Av. Coronel Díaz, in front of the Alto Palermo shopping center, owned by the Company, in one of the main commercial corridors of the city, in the neighborhood of Palermo.

The property, built on land with an area of approximately 2,386.63 square meters, consists of a ground floor, six upper levels, a basement and a total covered area of approximately 8,136.85 square meters and has potential for future expansion. The purchase price was ARS 2,159, which was paid in full.

As of June 30, 2022, the transfer deed of ownership was signed. Simultaneously with the deed, the Company is required to sign a bailment agreement with the GCABA, with the latter holding the property free of charge for a period of up to 30 months, in accordance with the conditions agreed upon in the auction.

E) Republica Building Sale

On April 19, 2022, the Company sold in block 100% of the “República” building, located next to “Catalinas Norte” area in the City of Buenos Aires. The tower has 19,885 square meters of gross leasable area on 20 office floors and 178 parking spaces.

The transaction price was set at USD 131.8 million (USD/square meters 6,629), approximately 80% has already been paid in cash (USD 105,1 million or ARS 11,944.8 million), and the remaining amount has been paid with the delivery of a 46-hectare plot of land located on the Bs. As – La Plata Highway, in the district of Quilmes, Buenos Aires Province. This property has approved regulations and urban indicators to develop a mixed-use project with a construction capacity of approximately 521,400 square meters.